UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-02240

                    Stratton Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

150 South Warner Road, Suite 460

                    King of Prussia, PA 19406-2826

(Address of principal executive offices) (Zip code)

Michelle Whalen, Assistant Vice President

Stratton Real Estate Fund, Inc.

150 South Warner Road, Suite 460

                    King of Prussia, PA 19406-2826

(Name and address of agent for service)

Registrant’s telephone number, including area code:  610-941-0888

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report *December 31, 2013*

Stratton
MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

With the S&P 500® Index posting its best total return in 16 years, equity investors cheered as 2013 drew to a close. Stocks were increasingly embraced as the year progressed, driven by ongoing economic growth, improved monetary and fiscal policy visibility, and subdued inflation. In addition, developments throughout the year persistently highlighted the relative attractiveness of U.S. equities versus other asset classes, particularly fixed income and emerging market equities. Both spaces had been prime beneficiaries of investor interest and asset flows over the past decade. Fixed income instruments (and “bond like” equities to an extent) suffered during 2013 as long term interest rates rose from historically low levels, while emerging market equities were generally hampered by slowing economic growth and elevated inflation. Slowing growth in emerging markets also weighed on commodities. On the opposite end of the return spectrum, due to their greater domestic exposure, U.S. small caps outperformed. As a result, overall performance leadership for the year can best be described as “pro-risk” and “U.S.-centric”.

Having endured several years of a relatively sluggish recovery hampered by ongoing deleveraging, fiscal drag, and a cloud of uncertainty that has hindered business confidence and investment, we believe that the U.S. economy is on the verge of shifting into a higher gear. Over the past year, the economy has created nearly 200,000 jobs per month, on average. The housing market continues to pick up steam, as does manufacturing activity which is benefitting as companies move production facilities back to the U.S. from abroad. The surge in domestic oil and gas production continues to help the economy on several fronts. Outside of the obvious job creation benefits within the energy industry, an abundant supply of low cost energy in the U.S. is helping to keep inflation in check for both consumers and businesses. In our view, the continuation of these and other favorable trends, particularly in the manufacturing and industrial sectors, will result in positive spillover effects for the rest of the domestic economy.

Following widespread positive performance in 2013, we expect that 2014 stock market leadership will likely be narrower, and overall returns more subdued, despite an improving economy. We believe that equities are discounting an acceleration of earnings and domestic economic growth in 2014, and we agree that the fundamental pieces are in place for this to occur. At the same time, valuations are benefitting from low inflation which is also helping to fuel growth. The combination of low correlation levels within the market and ongoing strength within the U.S. economy should continue to provide ample stock picking opportunities going forward. In our view, 2014 will likely be a year marked by greater differentiation, as we expect stock selection within portfolios to be the key driver of performance.

It is our sense that the non-professional investing public is currently uneasy, torn between chasing stocks after a strong run or investing in what we believe to be less attractive asset classes. It is our feeling, however, that the path of least resistance for stocks is still up. On balance, we expect that investors will continue to embrace stocks, especially in the face of a rising interest rate environment. Given our increased caution on the emerging markets, our general preference continues to be for domestically oriented companies with exposure to strong U.S. trends.

Sincerely yours,

Gerald M. Van Horn, CFA

Chairman

January 31, 2014

Distributed by Foreside Funds Distributors LLC, Berwyn, PA 19312.

Date of first use, February 2014. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Mid Cap Value Fund* — Shawn M. Gallagher, CFA, President

Capping off their best year since 2009, U.S. mid cap stocks wholly participated in the broad equity market gains of 2013. The Stratton Mid Cap Value Fund posted a total return, net of fees, of +37.79%. Comparatively, the Fund’s benchmark, the Russell Midcap® Value Index, posted a total return of +33.46%. Within the mid cap equity universe, leadership for the year can be described as “pro-risk” and this was observed in the outperformance by stocks with characteristics such as high beta, high earnings growth, low dividend yield, and low market capitalization. In addition, sector leadership within the mid cap market in 2013 tended to be cyclical in nature, particularly for companies with greater domestic exposure. For additional color, the broader Russell 3000® Value Index posted a total return of +32.69%, and the S&P 500® Index posted a total return of +32.39% in 2013.

The Stratton Mid Cap Value Fund’s absolute performance during 2013 was led by its holdings in the Health Care and Producer Durables sectors, each of which posted returns greater than 50%, on average. Performance within these sectors was bolstered by the Fund’s two top contributing stocks for the year, Chicago Bridge & Iron Co. N.V. (2.9%) and Actavis PLC (3.0%). The Fund’s holdings within the Materials & Processing sector and the Technology sector lagged during the year, primarily due to underperformance by Apple, Inc. (eliminated), Oracle Corp. (eliminated), Agrium, Inc. (1.4%), and Freeport-McMoRan Copper & Gold, Inc. (eliminated). Three of these four laggards were eliminated during the first half of 2013 as the Fund transitioned to its new mid cap value mandate (effective 5/1/13).

Outperformance versus the Russell Midcap® Value Index during 2013 was driven primarily by widespread positive stock selection, although the overall sector allocation effect was also positive. Six of nine economic sectors posted positive stock selection results. Holdings within the Financial Services sector provided the most dramatic contribution to relative performance, led by SVB Financial Group (2.3%), Ameriprise Financial, Inc. (2.5%), Affiliated Managers Group, Inc. (2.1%), and East West Bancorp, Inc. (2.4%). In addition, the Fund’s substantial underexposure to Utilities, the Index’s worst performing sector during the year, provided a significant boost to relative performance. Negative stock selection within Technology was a drag on relative performance for the year, and was driven by Apple, Inc. (eliminated), Oracle, Inc. (eliminated), and ON Semiconductor Corp. (eliminated).

Although we do not anticipate a repeat of 2013’s remarkable stock market returns, the Fund remains positioned for a relatively favorable equity environment as we expect domestic economic data to continue its positive trend. Additionally, we continue to expect the U.S. economy to exhibit relative stability versus the rest of the world. It is our expectation that decelerating emerging market growth, reduced Fed stimulus, excess U.S. labor market capacity, and growing U.S. energy production should work to keep inflation in check and support U.S. equity market valuations. We continue to favor companies and industries benefitting from domestic secular tailwinds, such as the housing recovery, the unconventional energy revolution, and an increasingly competitive manufacturing sector.

* Formerly Stratton Multi-Cap Fund.

Portfolio holdings are as of 12/31/13. They are subject to change and risk at any time. The Fund invests primarily in stocks of mid cap companies which may be subject to greater earnings and price volatility in comparison to larger companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or remain undervalued for longer than anticipated. The Fund may invest in Real Estate Investment Trusts (“REITs”) which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

The inverse relationship between REIT stock prices and interest rates, as quantified by the ten-year U.S. Treasury yield, was the story of 2013 in the real estate market. While the direction of interest rates was important, we believe the magnitude of the increase, 125 basis points for the year and 140 basis points from the May low, was a bigger driver of REITs underperformance relative to the broader market. Despite these interest rate headwinds, the Stratton Real Estate Fund produced a net return of +2.35% in 2013, which compares to the +2.86% return of the FTSE NAREIT All Equity REITs Index, and +2.47% return of the MSCI U.S. REIT Index.

Within the FTSE NAREIT All Equity REITs Index, Lodging was the top performing property subsector of 2013. Pricing power associated with the short length of hotel “leases” (essentially one night) is expected to drive strong earnings growth in an economic recovery, limiting the effect of higher interest rates on valuations relative to other property types. On the other end of the lease length spectrum is Health Care, where operators typically rent buildings from REITs for a decade or longer. The inability of Health Care real estate owners to quickly increase rents in a recovery makes the subsector the most interest rate sensitive, a quality that was reflected in its 2013 underperformance.

The Fund’s performance relative to its index, the FTSE NAREIT All Equity REITs Index, was helped by stock selection within the Office/Industrial and Health Care subsectors, as well as a general overweight allocation to Lodging REITs. These positive factors were offset by negative stock selection within the Residential, Timber, and Retail subsectors.

The main changes to the Fund’s property subsector exposure in 2013 were increases in Lodging and Office/Industrial holdings and a decrease in Health Care. New purchases included Equity Residential (2.3%), Essex Property Trust, Inc. (1.8%), Post Properties, Inc. (1.7%), Hersha Hospitality Trust (1.6%), Chesapeake Lodging Trust (1.1%), and Hudson Pacific Properties, Inc. (1.1%). Notable sales included the Fund’s eliminations of HCP Inc., Universal Health Realty Income Trust, Taubman Centers, Inc., Home Properties, Inc., AvalonBay Communities, Inc., Lexington Realty Trust, and Regency Centers Corp.

The aforementioned duel between REITs and interest rates was the market’s focus in 2013. We believe this relationship will remain important in 2014, and while we expect a recovering U.S. economy to spur interest rates higher, we look for the velocity of the increase to slow from 2013’s 125 basis point rise. Though REITs have historically underperformed broad equity indices during periods of rising interest rates, they are beneficiaries of a concomitant improving economy and have still tended to appreciate while outperforming fixed income indices. Moreover, we believe the sector’s sell-off in the second half of 2013 was overdone. With that backdrop, we believe investors will return to real estate in 2014 and absolute performance will improve so long as the U.S. experiences some economic growth. Should there be any “cracks” in the U.S. recovery, we believe that interest rates would fall and REITs would relatively outperform other equities.

Portfolio holdings are as of 12/31/13. They are subject to change and risk at any time. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

Spurred by continued improvement in domestic economic data as well as lackluster prospects internationally, domestic equities enjoyed a tremendous year in 2013 with broad equity benchmarks such as the Russell 3000® Value Index and the S&P 500® Index returning +32.69% and +32.39%, respectively. Performance along the size spectrum within the equity universe reflected the continued easing of investors’ risk posture as small caps outpaced their larger cap peers by over 600 basis points during the year. The Stratton Small Cap Value Fund posted a return of +39.24% for the calendar year compared to the Russell 2000® Value Index return of +34.52%. Within the small cap universe, Growth outperformed Value with a return of +43.30%, benefitting mostly from lower exposure to interest rate sensitive areas of the market.

The greatest contributors to the Fund’s absolute performance during 2013 included: Producer Durable holdings EnerSys, Inc. (3.1%), Chicago Bridge & Iron Co. N.V. (2.9%), and United Rentals, Inc. (3.0%) as well as Health Care holding West Pharmaceutical Services, Inc. (2.7%) and Consumer Discretionary holding Jarden Corp. (2.6%). Only a handful of holdings created a drag on absolute performance, three of which (Titan International, Inc., Northern Oil & Gas, Inc., and Jos. A. Bank Clothiers, Inc.) were eliminated from the portfolio during the year.

The Fund outperformed its benchmark, the Russell 2000® Value Index, by 472 basis points in 2013. The greatest contributors to relative performance during the period were positive stock selection within the Financial Services, Producer Durables, Materials & Processing, Health Care and Energy sectors. In addition to this broadly-based positive stock selection within the portfolio, relative performance benefited from the Fund’s underexposure to the Financial sector and overexposure to the Producer Durable sector relative to its benchmark.

Negative stock selection within the Consumer Discretionary and Consumer Staple sectors were the lone drags on relative performance during the year. Underperformance of portfolio holdings within the Retail and Leisure industries as well as the portfolio’s underexposure to the Auto/Auto Parts and Media industries created the relative drag within the Consumer Discretionary sector while poor performance by Fund holding Dean Foods Co. (1.3%) hindered performance within the Consumer Staple sector.

Portfolio holdings are as of 12/31/13. They are subject to change and risk at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS December 31, 2013

Stratton Mid Cap Value Fund*

	December 31, 2013	June 30, 2013
Net Assets	$67,936,995	$58,101,829
Net Asset Value Per Share	$51.63	$43.19
Shares Outstanding	1,315,838	1,345,207

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Avery Dennison Corp. (1.6%)	Cameron International Corp.
Generac Holdings, Inc. (2.3%)	CVS Caremark Corp.
KeyCorp (2.0%)	Energen Corp.
Skyworks Solutions, Inc. (1.3%)	ON Semiconductor Corp.
Union Pacific Corp.

Sector Categories (% of Net Assets)
Industrial	14.3%	Technology	8.0%	Chemicals	2.0%
Banking/Financial	13.5%	REITs	7.6%	Utilities	2.0%
Health Care	12.9%	Basic Materials	4.7%	Aerospace/Defense	1.9%
Energy	10.9%	Consumer Staples	3.7%	Construction	1.8%
Retailing	9.1%	Insurance/Services	2.5%	Consumer Services	1.6%

Ten Largest Holdings**
	Market Value	% of NA
Actavis PLC	$ 2,016,000	3.0%
Fiserv, Inc.	2,007,700	3.0%
Chicago Bridge & Iron Co. N.V.	1,995,360	2.9%
Phillips 66	1,851,120	2.7%
Ameriprise Financial, Inc.	1,725,750	2.5%
Torchmark Corp.	1,719,300	2.5%
United Rentals, Inc.	1,714,900	2.5%
Mylan, Inc.	1,692,600	2.5%
East West Bancorp, Inc.	1,608,620	2.4%
PTC, Inc.	1,592,550	2.3%
	$17,923,900	26.3%

  *Formerly Stratton Multi-Cap Fund.

**Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS December 31, 2013

Stratton Real Estate Fund

	December 31, 2013	June 30, 2013
Net Assets	$78,589,045	$87,468,046
Net Asset Value Per Share	$29.86	$31.56
Shares Outstanding	2,632,232	2,771,739

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Chesapeake Lodging Trust (1.1%)	Ashford Hospitality Trust, Inc.
Essex Property Trust, Inc. (1.8%)	AvalonBay Communities, Inc.
Hudson Pacific Properties, Inc. (1.1%)	Healthcare Realty Trust, Inc.
Home Properties, Inc.
Taubman Centers, Inc.
Universal Health Realty Income Trust

Sector Categories (% of Net Assets)
Regional Malls	18.1%	Industrial	5.8%
Apartments	13.6%	Storage	5.1%
Lodging	12.9%	Net Lease	4.3%
Office	11.6%	Diversified	4.1%
Shopping Centers	11.5%	Timber	1.4%
Health Care	9.0%

Ten Largest Holdings*
	Market Value	% of NA
Simon Property Group, Inc.	$5,592,945	7.1%
SL Green Realty Corp.	2,771,400	3.5%
The Macerich Co.	2,650,050	3.4%
EastGroup Properties, Inc.	2,317,200	2.9%
General Growth Properties, Inc.	2,308,050	2.9%
First Industrial Realty Trust, Inc.	2,268,500	2.9%
CubeSmart	2,231,600	2.8%
Acadia Realty Trust	2,172,625	2.8%
Kimco Realty Corp.	2,172,500	2.8%
UDR, Inc.	2,101,500	2.7%
	$26,586,370	33.8%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS December 31, 2013

Stratton Small Cap Value Fund

	December 31, 2013	June 30, 2013
Net Assets	$1,161,329,024	$981,133,733
Net Asset Value Per Share	$73.31	$63.85
Shares Outstanding	15,841,618	15,366,329

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Dean Foods Co. (1.3%)	Arbitron, Inc.
Generac Holdings, Inc. (1.7%)	Harris Teeter Supermarkets, Inc.
Trinity Industries, Inc. (1.3%)	Titan International, Inc.

Sector Categories (% of Net Assets)
Industrial	18.0%	Basic Materials	5.1%	Business Services	1.6%
Banking/Financial	17.7%	REITs	4.9%	Capital Goods	1.6%
Technology	13.0%	Health Care	4.9%	Construction	1.4%
Energy	6.4%	Consumer Staples	3.2%	Insurance/Services	1.2%
Retailing	6.0%	Consumer Durable	2.6%
Utilities	5.7%	Aerospace/Defense	2.1%

Ten Largest Holdings*
	Market Value	% of NA
EnerSys, Inc.	$36,411,755	3.1%
United Rentals, Inc.	35,244,391	3.0%
Chicago Bridge & Iron Co. N.V.	34,095,714	2.9%
Belden, Inc.	32,731,070	2.8%
West Pharmaceutical Services, Inc.	31,015,732	2.7%
PolyOne Corp.	30,789,850	2.7%
Jarden Corp.	30,368,250	2.6%
Affiliated Managers Group, Inc.	29,387,240	2.5%
MasTec, Inc.	27,975,600	2.4%
PAREXEL International Corp.	25,752,600	2.2%
	$313,772,202	26.9%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Mid Cap Value Fund*

Stratton Mid Cap Value Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Stratton Management Company believes that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 45 and 55 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Mid Cap Value Fund is made by Shawn M. Gallagher, CFA, President of the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MID CAP VALUE FUND, THE RUSSELL MIDCAP® VALUE INDEX1,

THE RUSSELL MIDCAP® INDEX2 AND THE RUSSELL 3000® VALUE INDEX3

TEN YEAR PERFORMANCE (12/31/03 - 12/31/13)4

*	Formerly Stratton Multi-Cap Fund.
[1]

The Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an index.

[3]

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2013) of the investable U.S. equity market. It is not possible to invest directly in an index.

[4]

Effective May 1, 2013, the benchmark of the Fund was changed from the Russell 3000® Value Index to the Russell Midcap® Value Index. The Fund’s broad-based securities market index was changed to provide a more accurate comparison of the Fund’s performance against the returns of an index comprised of securities with similar characteristics to those of the Fund. It is not possible to invest directly in an index.

[5]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Real Estate Fund

Stratton Real Estate Fund seeks total return through investment in real estate securities. In pursuing total return, the Fund will emphasize both capital appreciation and current income. Under normal conditions, the Fund invests at least 80% of its assets (measured at the time of purchase) in common stocks and other equity securities of Real Estate Investment Trusts (REITs), real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or has at least 50% of its assets in such real estate.

Stratton Management Company employs an investment process that uses a combination of quantitative and qualitative measures, including underlying real estate values, earnings multiples, geographic and tenant concentrations, balance sheet metrics, company strategies, and management track record. This process is applied to REITs and other real estate companies with the goal of identifying the most attractive securities on a relative valuation basis within each sector. Prior to investing, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest, and expand valuation. The portfolio contains an average of 40 to 50 holdings. The final selection of stocks for the portfolio of the Real Estate Fund is made by Andrew T. DiZio, CFA, President of the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON REAL ESTATE FUND,

THE S&P 500® INDEX1 AND THE FTSE NAREIT ALL EQUITY REITs INDEX2

TEN YEAR PERFORMANCE (12/31/03 - 12/31/13)

[1]

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole. It is not possible to invest directly in an index.

[2]

The FTSE NAREIT All Equity REITs Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 50% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of December 31, 2013, the FTSE NAREIT All Equity REITs Index was comprised of 141 REITs. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small Cap Value Fund

The investment objective of Stratton Small Cap Value Fund is to seek long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. The Fund invests in those small cap stocks which the management of the Fund believes are underpriced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Small Cap Value Fund is made by Gerald M. Van Horn, CFA, President of the Fund.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings visibility. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL CAP VALUE FUND,

THE RUSSELL 2000® VALUE INDEX1 AND THE RUSSELL 2000® INDEX2

TEN YEAR PERFORMANCE (12/31/03 - 12/31/13)

[1]

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2013) of the investable U.S. equity market. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

SCHEDULE OF INVESTMENTS December 31, 2013

Stratton Mid Cap Value Fund*

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.5%
Aerospace/Defense – 1.9%
Moog, Inc. Class A†	19,000	$1,290,860

Banking/Financial – 13.5%
Affiliated Managers Group, Inc.†	6,500	1,409,720
Ameriprise Financial, Inc.	15,000	1,725,750
East West Bancorp, Inc.	46,000	1,608,620
First Republic Bank/CA	28,000	1,465,800
KeyCorp	103,000	1,382,260
SVB Financial Group†	15,000	1,572,900

		9,165,050

Basic Materials – 4.7%
Agrium, Inc.	10,700	978,836
Avery Dennison Corp.	21,000	1,053,990
CF Industries Holdings, Inc.	5,100	1,188,504

		3,221,330

Chemicals – 2.0%
Westlake Chemical Corp.	11,000	1,342,770

Construction – 1.8%
Beacon Roofing Supply, Inc.†	31,000	1,248,680

Consumer Services – 1.6%
Hertz Global Holdings, Inc.†	38,000	1,087,560

Consumer Staples – 3.7%
Casey’s General Stores, Inc.	17,000	1,194,250
Energizer Holdings, Inc.	12,000	1,298,880

		2,493,130

Energy – 10.9%
Cabot Oil & Gas Corp.	32,000	1,240,320
Continental Resources, Inc.†	14,000	1,575,280
Ensco PLC Class A	16,000	914,880
Kodiak Oil & Gas Corp.†	76,000	851,960
Phillips 66	24,000	1,851,120
Superior Energy Services, Inc.†	37,000	984,570

		7,418,130

Health Care – 12.9%
Actavis PLC†	12,000	2,016,000
Becton, Dickinson & Co.	7,000	773,430
Mylan, Inc.†	39,000	1,692,600
PerkinElmer, Inc.	29,000	1,195,670
Thermo Fisher Scientific, Inc.	14,000	1,558,900
Zimmer Holdings, Inc.	16,000	1,491,040

		8,727,640

	Number of Shares	Market Value (Note 1)
Industrial – 14.3%
Actuant Corp. Class A	24,000	$879,360
Chicago Bridge & Iron Co. N.V.	24,000	1,995,360
Generac Holdings, Inc.	27,000	1,529,280
MasTec, Inc.†	44,000	1,439,680
Trinity Industries, Inc.	20,000	1,090,400
United Rentals, Inc.†	22,000	1,714,900
WESCO International, Inc.†	12,000	1,092,840

		9,741,820

Insurance/Services – 2.5%
Torchmark Corp.	22,000	1,719,300

REITs – 7.6%
EastGroup Properties, Inc.	18,000	1,042,740
Highwoods Properties, Inc.	33,000	1,193,610
Kimco Realty Corp.	55,000	1,086,250
Medical Properties Trust, Inc.	68,000	830,960
RLJ Lodging Trust	41,900	1,019,008

		5,172,568

Retailing – 9.1%
ANN, Inc.†	31,000	1,133,360
Bed Bath & Beyond, Inc.†	18,000	1,445,400
Cabela’s, Inc.†	15,000	999,900
Macy’s, Inc.	25,000	1,335,000
VF Corp.	20,000	1,246,800

		6,160,460

Technology – 8.0%
Fiserv, Inc.†	34,000	2,007,700
NetApp, Inc.	23,000	946,220
PTC, Inc.†	45,000	1,592,550
Skyworks Solutions, Inc.†	31,000	885,360

		5,431,830

Utilities – 2.0%
Southwest Gas Corp.	24,000	1,341,840

Total Common Stocks (Cost $44,832,074)		65,562,968

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2013 (continued)

Stratton Mid Cap Value Fund*

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 3.5%
BNY Mellon Cash Reserve 0.01%, due 01/02/14	$2,396,690	$2,396,690

Total Short-Term Investments (Cost$2,396,690)		2,396,690

Total Investments — 100.0% (Cost $47,228,764**)		67,959,658
Liabilities in Excess of Other Assets — 0.0%		(22,663)

NET ASSETS — 100.0%		$67,936,995

REIT – Real Estate Investment Trust

*	Formerly Stratton Multi-Cap Fund
†	Non-income producing security
**	Aggregate cost for federal income tax purposes is $47,228,764 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$20,999,388
Gross unrealized depreciation	(268,494)

Net unrealized appreciation	$20,730,894

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2013

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 97.4%
Apartments – 13.6%
American Campus Communities, Inc.	30,000	$966,300
Camden Property Trust	30,000	1,706,400
Education Realty Trust, Inc.	150,000	1,323,000
Equity Residential	35,000	1,815,450
Essex Property Trust, Inc.	10,000	1,435,100
Post Properties, Inc.	30,000	1,356,900
UDR, Inc.	90,000	2,101,500

		10,704,650

Diversified – 4.1%
Digital Realty Trust, Inc.	30,000	1,473,600
DuPont Fabros Technology, Inc.	72,000	1,779,120

		3,252,720

Health Care – 9.0%
Health Care REIT, Inc.	33,000	1,767,810
Medical Properties Trust, Inc.	160,000	1,955,200
Omega Healthcare Investors, Inc.	50,000	1,490,000
Ventas, Inc.	33,000	1,890,240

		7,103,250

Industrial – 5.8%
EastGroup Properties, Inc.	40,000	2,317,200
First Industrial Realty Trust, Inc.	130,000	2,268,500

		4,585,700

Lodging – 12.9%
Chesapeake Lodging Trust	35,000	885,150
Hersha Hospitality Trust	225,000	1,253,250
LaSalle Hotel Properties	45,000	1,388,700
Marriott International, Inc. Class A	40,000	1,974,400
RLJ Lodging Trust	75,000	1,824,000
Ryman Hospitality Properties, Inc.	25,000	1,044,500
Sunstone Hotel Investors, Inc.	131,414	1,760,947

		10,130,947

Net Lease – 4.3%
National Retail Properties, Inc.	50,000	1,516,500
WP Carey, Inc.	30,000	1,840,500

		3,357,000

Office – 11.6%
Alexandria Real Estate Equities, Inc.	30,000	1,908,600
Brandywine Realty Trust	125,000	1,761,250
Highwoods Properties, Inc.	50,000	1,808,500
Hudson Pacific Properties, Inc.	40,000	874,800
SL Green Realty Corp.	30,000	2,771,400

		9,124,550

	Number of Shares	Market Value (Note 1)
Regional Malls – 18.1%
General Growth Properties, Inc.	115,000	$2,308,050
Glimcher Realty Trust	185,000	1,731,600
The Macerich Co.	45,000	2,650,050
Simon Property Group, Inc.	36,757	5,592,945
Tanger Factory Outlet Centers, Inc.	60,000	1,921,200

		14,203,845

Shopping Centers – 11.5%
Acadia Realty Trust	87,500	2,172,625
DDR Corp.	126,264	1,940,678
Equity One, Inc.	50,000	1,122,000
Federal Realty Investment Trust	16,000	1,622,560
Kimco Realty Corp.	110,000	2,172,500

		9,030,363

Storage – 5.1%
CubeSmart	140,000	2,231,600
Sovran Self Storage, Inc.	27,000	1,759,590

		3,991,190

Timber – 1.4%
Rayonier, Inc.	25,000	1,052,500

Total Common Stocks (Cost $64,978,350)		76,536,715

	Principal Amount
SHORT-TERM INVESTMENTS – 2.4%
BNY Mellon Cash Reserve 0.01%, due 01/02/14	$1,914,982	1,914,982

Total Short-Term Investments (Cost $1,914,982)		1,914,982

Total Investments — 99.8% (Cost $66,893,332*)		78,451,697
Other Assets Less Liabilities — 0.2%		137,348

NET ASSETS — 100.0%		$78,589,045

*	Aggregate cost for federal income tax purposes is $67,009,745 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$15,597,090
Gross unrealized depreciation	(4,155,138)

Net unrealized appreciation	$11,441,952

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2013

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.4%
Aerospace/Defense – 2.1%
Moog, Inc. Class A†	361,925	$24,589,185

Banking/Financial – 17.7%
Affiliated Managers Group, Inc.†	135,500	29,387,240
Community Bank System, Inc.	391,500	15,534,720
First Midwest Bancorp, Inc.	270,000	4,733,100
Glacier Bancorp, Inc.	380,000	11,320,200
IBERIABANK Corp.	225,600	14,178,960
MB Financial, Inc.	426,600	13,689,594
Northwest Bancshares, Inc.	923,221	13,645,206
Signature Bank†	235,000	25,243,700
SVB Financial Group†	239,000	25,061,540
Umpqua Holdings Corp.	713,741	13,661,003
United Bankshares, Inc.	351,000	11,038,950
Webster Financial Corp.	410,600	12,802,508
Wintrust Financial Corp.	322,000	14,850,640

		205,147,361

Basic Materials – 5.1%
Compass Minerals International, Inc.	113,000	9,045,650
PolyOne Corp.	871,000	30,789,850
Silgan Holdings, Inc.	418,000	20,072,360

		59,907,860

Business Services – 1.6%
Cardtronics, Inc.†	426,575	18,534,684

Capital Goods – 1.6%
Oshkosh Corp.	362,000	18,237,560

Construction – 1.4%
Beacon Roofing Supply, Inc.†	400,000	16,112,000

Consumer Durable – 2.6%
Jarden Corp.†	495,000	30,368,250

Consumer Staples – 3.2%
Casey’s General Stores, Inc.	307,300	21,587,825
Dean Foods Co.†	900,000	15,471,000

		37,058,825

Energy – 6.4%
Bonanza Creek Energy, Inc.†	323,400	14,058,198
Cabot Oil & Gas Corp.	519,600	20,139,696
Carrizo Oil & Gas, Inc.†	404,000	18,087,080
Kodiak Oil & Gas Corp.†	1,086,000	12,174,060
Superior Energy Services, Inc.†	376,678	10,023,401

		74,482,435

Health Care – 4.9%
PAREXEL International Corp.†	570,000	25,752,600

	Number of Shares	Market Value (Note 1)
Health Care – continued
West Pharmaceutical Services, Inc.	632,200	$31,015,732

		56,768,332

Industrial – 18.0%
Actuant Corp. Class A	495,000	18,136,800
Chicago Bridge & Iron Co. N.V.	410,100	34,095,714
Crane Co.	338,150	22,740,587
EnerSys, Inc.	519,500	36,411,755
Generac Holdings, Inc.	350,000	19,824,000
MasTec, Inc.†	855,000	27,975,600
Trinity Industries, Inc.	280,000	15,265,600
United Rentals, Inc.†	452,141	35,244,391

		209,694,447

Insurance/Services – 1.2%
Selective Insurance Group, Inc.	505,200	13,670,712

REITs – 4.9%
Highwoods Properties, Inc.	382,264	13,826,489
Home Properties, Inc.	212,700	11,404,974
Medical Properties Trust, Inc.	1,187,000	14,505,140
SL Green Realty Corp.	188,000	17,367,440

		57,104,043

Retailing – 6.0%
Aaron’s, Inc.	449,250	13,207,950
ANN, Inc.†	378,498	13,837,887
Brinker International, Inc.	395,000	18,304,300
Cabela’s, Inc.†	320,439	21,360,464
The Jones Group, Inc.	200,000	2,992,000

		69,702,601

Technology – 13.0%
Anixter International, Inc.	261,700	23,511,128
Belden, Inc.	464,600	32,731,070
CACI International, Inc. Class A†	191,000	13,985,020
NetScout Systems, Inc.†	500,000	14,795,000
ON Semiconductor Corp.†	1,490,800	12,284,192
PTC, Inc.†	715,000	25,303,850
RF Micro Devices, Inc.†	1,797,000	9,272,520
Solera Holdings, Inc.	270,000	19,105,200

		150,987,980

Utilities – 5.7%
Avista Corp.	455,986	12,854,245
El Paso Electric Co.	386,281	13,562,326
Portland General Electric Co.	363,500	10,977,700
Southwest Gas Corp.	276,110	15,437,310

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2013 (continued)

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – continued
UNS Energy Corp.	225,300	$13,484,205

		66,315,786

Total Common Stocks (Cost $569,333,643)		1,108,682,061

	Principal Amount
SHORT-TERM INVESTMENTS – 3.5%
BNY Mellon Cash Reserve 0.01%, due 01/02/14	$40,370,461	40,370,461

Total Short-Term Investments (Cost $40,370,461)		40,370,461

Total Investments — 98.9% (Cost $609,704,104*)		1,149,052,522
Other Assets Less Liabilities — 1.1%		12,276,502

NET ASSETS — 100.0%		$1,161,329,024

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $609,704,104 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$541,059,414
Gross unrealized depreciation	(1,710,996)

Net unrealized appreciation	$539,348,418

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Mid Cap Value Fund*	Real Estate Fund	Small Cap Value Fund
ASSETS:
Investments in securities at value (cost $47,228,764, $66,893,332 and $609,704,104, respectively) (Note1)	$67,959,658	$78,451,697	$1,149,052,522
Dividends receivable	59,892	413,972	2,278,682
Receivable for shares sold	1,500	4,457	1,104,530
Receivable for investment securities sold	—	—	11,167,549
Prepaid expenses	12,004	18,269	34,743

Total Assets	68,033,054	78,888,395	1,163,638,026

LIABILITIES:
Payable for shares redeemed	5,688	195,997	1,113,307
Accrued Advisory fees	42,144	42,021	869,978
Accrued Audit fees	27,500	33,100	42,400
Accrued Accounting/Administration services fees	7,888	7,897	55,167
Accrued Transfer Agent fees	7,214	12,593	124,766
Accrued Printing and Postage expenses	2,314	3,201	65,576
Accrued expenses and other liabilities	3,311	4,541	37,808

Total Liabilities	96,059	299,350	2,309,002

NET ASSETS:
Applicable to 1,315,838; 2,632,232 and 15,841,618 shares outstanding, respectively[1]	$67,936,995	$78,589,045	$1,161,329,024

Net asset value, offering and redemption price per share[2]	$51.63	$29.86	$73.31

SOURCE OF NET ASSETS:
Paid-in capital	$58,520,281	$61,357,219	$622,479,789
Undistributed net investment income	—	1,117,955	—
Accumulated net realized gain (loss) on investments	(11,314,180)	4,555,506	(499,183)
Net unrealized appreciation on investments	20,730,894	11,558,365	539,348,418

Net Assets	$67,936,995	$78,589,045	$1,161,329,024

*	Formerly Stratton Multi-Cap Fund
[1]

Mid Cap Value Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $ 1.00 par value, 10,000,000 shares authorized; Small Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.

[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2013

	Mid Cap Value Fund*	Real Estate Fund	Small CapValue Fund
INCOME:
Dividends	$677,619	$2,185,086	$11,296,861
Interest	785	856	12,981

Total Income	678,404	2,185,942	11,309,842

EXPENSES:
Advisory fees (Note 2)	449,204	542,328	9,046,889
Accounting/Administration services fees	83,388	83,435	594,093
Audit fees	27,500	33,100	42,400
Custodian fees	10,969	14,933	108,774
Directors’ fees	6,238	9,303	104,459
Legal fees	3,960	5,279	61,538
Miscellaneous expenses	12,198	9,911	86,318
Printing and Postage expenses	7,053	10,458	188,408
Registration fees	25,228	26,685	44,591
Taxes other than income taxes	4,801	6,826	75,609
Transfer Agent fees	62,140	102,743	1,164,531

Total Expenses	692,679	845,001	11,517,610

Net Investment Income (Loss)	(14,275)	1,340,941	(207,768)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,849,799	4,671,946	36,804,487
Net increase (decrease) in unrealized appreciation/depreciation on investments	14,356,455	(3,974,614)	291,077,367

Net Realized and Unrealized Gain on Investments	19,206,254	697,332	327,881,854

Net Increase in Net Assets Resulting From Operations	$19,191,979	$2,038,273	$327,674,086

*	Formerly Stratton Multi-Cap Fund

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Value Fund*		Real Estate Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
OPERATIONS:
Net investment income (loss)	$(14,275)	$287,815	$1,340,941	$1,219,431
Net realized gain (loss) on investments	4,849,799	(188,100)	4,671,946	5,172,719
Net increase (decrease) in unrealized appreciation/depreciation on investments	14,356,455	7,534,632	(3,974,614)	7,539,622

Net Increase in Net Assets Resulting From Operations	19,191,979	7,634,347	2,038,273	13,931,772

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00, $0.21, $0.15 and $0.38 per share, respectively)	—	(290,327)	(421,306)	(1,031,699)
From realized gains on investments ($0.00, $0.00, $0.67 and $1.56 per share, respectively)	—	—	(1,746,059)	(4,233,112)

Total Distributions	—	(290,327)	(2,167,365)	(5,264,811)

CAPITAL SHARE TRANSACTIONS[1]	(3,951,646)	(7,021,913)	(5,368,952)	(2,909,265)

REDEMPTION FEES	80	187	6,290	2,258

Total Increase (Decrease) in Net Assets	15,240,413	322,294	(5,491,754)	5,759,954
NET ASSETS:
Beginning of year	52,696,582	52,374,288	84,080,799	78,320,845

End of year (including undistributed net investment income of $0, $0, $1,117,955 and $198,340, respectively)	$67,936,995	$52,696,582	$78,589,045	$84,080,799

	Small Cap Value Fund
	Year Ended 12/31/13	Year Ended 12/31/12
OPERATIONS:
Net investment income (loss)	$(207,768)	$1,013,098
Net realized gain on investments	36,804,487	36,798,663
Net increase in unrealized appreciation/depreciation on investments	291,077,367	75,698,413

Net Increase in Net Assets Resulting From Operations	327,674,086	113,510,174

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00 and $0.08 per share, respectively)	—	(1,232,308)
From realized gains on investments ($3.53 and $1.79 per share, respectively)	(54,312,844)	(26,576,675)

Total Distributions	(54,312,844)	(27,808,983)

CAPITAL SHARE TRANSACTIONS[1]	58,173,210	(27,655,824)

REDEMPTION FEES	69,967	33,080

Total Increase in Net Assets	331,604,419	58,078,447
NET ASSETS:
Beginning of Year	829,724,605	771,646,158

End of year	$1,161,329,024	$829,724,605

*	Formerly Stratton Multi-Cap Fund
[1]	A summary of capital share transactions is on the following page.

See accompanying Notes to Financial Statements.

CAPITAL SHARE TRANSACTIONS

	Mid Cap Value Fund*
	Year Ended 12/31/13		Year Ended 12/31/12
	Shares	Value	Shares	Value
Shares issued	29,311	$1,268,747	16,585	$592,993
Shares reinvested from net investment income distributions	—	—	6,532	240,652

	29,311	1,268,747	23,117	833,645
Shares redeemed	(119,995)	(5,220,393)	(220,610)	(7,855,558)

Net Decrease	(90,684)	$(3,951,646)	(197,493)	$(7,021,913)

	Real Estate Fund
	Year Ended 12/31/13		Year Ended 12/31/12
	Shares	Value	Shares	Value
Shares issued	153,461	$5,030,038	182,696	$5,483,348
Shares reinvested from net investment income and capital gains distributions	59,827	1,787,365	146,735	4,269,444

	213,288	6,817,403	329,431	9,752,792
Shares redeemed	(385,689)	(12,186,355)	(427,397)	(12,662,057)

Net Decrease	(172,401)	$(5,368,952)	(97,966)	$(2,909,265)

	Small Cap Value Fund
	Year Ended 12/31/13		Year Ended 12/31/12
	Shares	Value	Shares	Value
Shares issued	3,106,040	$203,246,571	2,370,529	$126,816,890
Shares reinvested from net investment income and capital gains distributions	714,665	49,183,280	467,649	25,140,788

	3,820,705	252,429,851	2,838,178	151,957,678
Shares redeemed	(2,962,293)	(194,256,641)	(3,351,803)	(179,613,502)

Net Increase (Decrease)	858,412	$58,173,210	(513,625)	$(27,655,824)

*	Formerly Stratton Multi-Cap Fund

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Mid Cap Value Fund, Inc. (“Mid Cap Value Fund”) (formerly known as Stratton Multi-Cap Fund), Stratton Real Estate Fund, Inc. (“Real Estate Fund”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small Cap Value Fund (“Small Cap Value Fund”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Mid Cap Value Fund is to seek long-term growth of capital, with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is to seek total return through investment in real estate securities.

The objective of Small Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Advisor, subject to the oversight of the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

The summary of inputs used to value each Fund’s net assets as of December 31, 2013 is as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Level 1 - Quoted prices *	$67,959,658	$78,451,697	$1,149,052,522
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$67,959,658	$78,451,697	$1,149,052,522

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the year ended December 31, 2013, the Funds did not recognize any transfers to/from Level 1 or 2.

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update No. 2013-8 “Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements” that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four-year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Funds make certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Accordingly, a portion of the Funds’ distributions may be designated as a return of capital.

I. Redemption/Exchange Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the year ended December 31, 2013, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Mid Cap Value Fund – $449,204; Real Estate Fund – $542,328; Small Cap Value Fund – $9,046,889. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers, directors or employees of the Advisor receive no direct compensation from the Funds for services to them. Each Director who is not an officer, director or employee of the Advisor receives $3,000 for each meeting attended and an annual retainer of $9,000.

The Bank of New York Mellon serves as the Funds’ custodian. Foreside Funds Distributors LLC serves as the Funds’ principal underwriter for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Cost of purchases	$13,788,887	$14,683,830	$87,160,017
Proceeds of sales	$17,316,366	$19,136,790	$126,844,143

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2013 and 2012 were as follows:

	Mid Cap Value Fund		Real Estate Fund		Small Cap Value Fund
	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$—	$290,327	$425,119	$1,031,699	$—	$1,022,857
Long-term capital gain	—	—	1,742,246	4,233,112	54,312,844	26,786,126

Total Distributions	$—	$290,327	$2,167,365	$5,264,811	$54,312,844	$27,808,983

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Undistributed net investment income	$—	$1,117,955	$—
Undistributed realized capital gains	—	4,671,919	—
Capital loss carryforward	(11,264,289)	—	—
Deferred qualified late-year losses	(49,891)	—	(499,183)
Unrealized appreciation (depreciation)	20,730,894	11,441,952	539,348,418

Total Accumulated Earnings	$9,416,714	$17,231,826	$538,849,235

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the deferral of losses on wash sales.

During the year ended December 31, 2013, the Mid Cap Value Fund utilized capital loss carry forwards in the amount of $4,899,690.

As of December 31, 2013, Mid Cap Value Fund had pre-enactment net capital loss carryforwards for federal income tax purposes of $5,500,079 and $5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018, respectively. Real Estate Fund and Small Cap Value Fund did not have capital loss carryforwards for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

Under the Act, any capital loss, as defined by the Internal Revenue Code, that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Mid Cap Value Fund had deferred short-term qualified late-year capital losses of $49,891 and the Small Cap Value Fund had deferred long-term qualified late-year capital losses of $499,183 for the year ending December 31, 2013. The Real Estate Fund had no deferred qualified late-year losses for the year ending December 31, 2013.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2013, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Decrease paid-in capital	$(14,275)	$—	$(207,768)
Increase (Decrease) undistributed net investment income	$14,275	$(20)	$207,768
Increase accumulated net realized gain (loss)	$—	$20	$—

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Mid Cap Value Fund *

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$37.47	$32.65	$37.20	$33.13	$26.70

Income From Investment Operations
Net investment income (loss)	(0.01)[1]	0.19 [1]	0.13 [1]	0.11 [1]	0.17
Redemption fees	— [2]	— [2]	— [2]	— [2]	— [2]
Net gains (losses) on securities (both realized and unrealized)	14.17	4.84	(4.53)	4.07	6.46

Total From Investment Operations	14.16	5.03	(4.40)	4.18	6.63

Less Distributions
Dividends (from net investment income)	—	(0.21)	(0.15)	(0.11)	(0.17)
Distributions (from capital gains)	—	—	—	—	—
Distributions (in excess of net investment income)	—	—	—	—	(0.03)

Total Distributions	—	(0.21)	(0.15)	(0.11)	(0.20)

Net Asset Value, End of Year	$51.63	$37.47	$32.65	$37.20	$33.13

Total Return	37.79%	15.40%	(11.84%)	12.64%	24.84%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$67,937	$52,697	$52,374	$70,826	$73,020
Ratio of expenses to average net assets	1.16%	1.21%	1.18%	1.14%	1.19%
Ratio of net investment income to average net assets	(0.02%)	0.54%	0.36%	0.34%	0.54%
Portfolio turnover rate	24.21%	63.11%	33.56%	30.74%	30.91%

*	Formerly Stratton Multi-Cap Fund
[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$29.98	$26.98	$26.49	$21.87	$17.19

Income From Investment Operations
Net investment income	0.49 [1]	0.44 [1]	0.41 [1]	0.46 [1]	0.59
Redemption fees	— [2]	— [2]	— [2]	— [2]	0.01
Net gains (losses) on securities (both realized and unrealized)	0.21	4.50	0.99	4.46	4.83

Total From Investment Operations	0.70	4.94	1.40	4.92	5.43

Less Distributions
Dividends (from net investment income)	(0.15)	(0.38)	(0.60)	(0.30)	(0.59)
Distributions (from capital gains)	(0.67)	(1.56)	(0.31)	—	—
Return of capital	—	—	—	—	(0.16)

Total Distributions	(0.82)	(1.94)	(0.91)	(0.30)	(0.75)

Net Asset Value, End of Year	$29.86	$29.98	$26.98	$26.49	$21.87

Total Return	2.35%	18.61%	5.35%	22.60%	33.90%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$78,589	$84,081	$78,321	$78,189	$74,307
Ratio of expenses to average net assets	0.97%	1.01%	1.03%	1.04%	1.13%
Ratio of net investment income to average net assets	1.55%	1.47%	1.53%	1.92%	3.61%
Portfolio turnover rate	17.75%	27.62%	14.66%	7.16%	19.08%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Small Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$55.38	$49.79	$49.62	$40.37	$34.25

Income From Investment Operations
Net investment income (loss)	(0.01)[1]	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.04)
Redemption fees	— [2]	— [2]	— [2]	— [2]	0.01
Net gains on securities (both realized and unrealized)	21.47	7.39	0.23	9.29	6.15

Total From Investment Operations	21.46	7.46	0.17	9.25	6.12

Less Distributions
Dividends (from net investment income)	—	(0.08)	—	—	—
Distributions (from capital gains)	(3.53)	(1.79)	—	—	—

Total Distributions	(3.53)	(1.87)	—	—	—

Net Asset Value, End of Year	$73.31	$55.38	$49.79	$49.62	$40.37

Total Return	39.24%	15.10%	0.34%	22.91%	17.87%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,161,329	$829,725	$771,646	$855,494	$855,576
Ratio of expenses to average net assets	1.15%	1.19%	1.20%	1.22%	1.28%
Ratio of net investment income (loss) to average net assets	(0.02%)	0.12%	(0.11%)	(0.10%)	(0.12%)
Portfolio turnover rate	9.18%	11.02%	15.58%	6.47%	23.53%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Mid Cap Value Fund, Inc. (formerly Stratton Multi-Cap Fund, Inc.), Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 21, 2014

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (collectively, the “Companies”), is set forth below. The Statement of Additional Information includes additional information about the Companies’ Directors and is available without charge, upon request, by calling 1-800-472-4266. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Companies is c/o Stratton Management Co., 150 South Warner Road, Suite 460, King of Prussia, PA 19406.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director/Officer During Past 5 Years

INDEPENDENT DIRECTORS*

Brian G. Peirce (55) Director	Since 2010	Mr. Peirce is President and CEO of Peirce-Phelps.	Three	Heating, Air Conditioning and Refrigeration Dist. Int. (national wholesale trade association); Affiliated Distributors (industrial wholesale purchasing group); Airline Hydraulics (distributor of pneumatic systems and devices)

Lois Rothenberger (63) Director	Since 2008	Ms. Rothenberger is Vice President of Finance and CFO of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (66) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

Joel H. Wilson (65) Director	Since 2005	Mr. Wilson is Co-Owner and Principal of Kennedy Tool & Die, Inc.	Three	None

Harold L. Zuber, Jr. (64) Director	Since 2009	Mr. Zuber is a private investor.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director/Officer During Past 5 Years

INTERESTED DIRECTORS**

Gerald M. Van Horn, CFA[3] (40) Chairman, Chief Executive Officer and Director, President of The Stratton Funds, Inc.	Since 2013	Mr. Van Horn is Senior Vice President of the investment advisor, Stratton Management Company.	Three	None

Bernard A. Francis, Jr.[3] (63) Director	Since 2008	Mr. Francis is Senior Vice President and Group Executive of Wealth Management of Susquehanna Bancshares, Inc.; Chairman of the Board and a Director of the investment advisor, Stratton Management Company; Chairman of the Board and a Director of Semper Trust Co.; President and Chief Executive Officer of Valley Forge Asset Management Corp.; Chief Investment Officer of Susquehanna Trust and Investment Co.	Three	None

OFFICERS WHO ARE NOT DIRECTORS

Shawn M. Gallagher, CFA (33) President of Stratton Mid Cap Value Fund, Inc.	Since 2012	Mr. Gallagher is Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

Andrew T. DiZio, CFA (33) President of Stratton Real Estate Fund, Inc.	Since 2012	Mr. DiZio is Vice President of the investment advisor, Stratton Management Company. Prior to joining the advisor, he was Vice President at Janney Montgomery Scott where he served as a Real Estate Investment Trust sector analyst.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director/Officer During Past 5 Years

OFFICERS WHO ARE NOT DIRECTORS, continued

Lynne M. Cannon (58) Chief Compliance Officer and Chief Financial Officer	Since 2010	Ms. Cannon is the Chief Compliance Officer and Chief Operating Officer of the investment advisor, Stratton Management Company. Prior, she was Vice President of BNY Mellon Investment Servicing (US) Inc.	N/A	Philadelphia Saddle Club; The Boarders and Stewards of the Monastery

Michelle A. Whalen (44) Assistant Vice President	Since 2011	Ms. Whalen is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (60) Secretary and Treasurer	Mid Cap Value Sec. 1980 Treas. 1990 Real Estate Sec. 1990 Treas. 1984 Small Cap Value 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Companies as defined by the 1940 Act, as amended.

**	Directors who are “interested persons” of the Companies as defined by the 1940 Act, as amended.

[1]

Each Director shall serve until the next meeting of shareholders for the election of Directors and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]	The “Fund Complex” consists of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc.

[3]

Mr. Van Horn is an “interested person” of the Companies by reason of his positions with the advisor. Mr. Francis is an “interested person” of the Companies by reason of his positions with Susquehanna Bancshares Inc., the parent company of the advisor.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange shares within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Mid Cap Value Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Six Month Period Ending 12/31/13*
Actual	$1,000.00	$1,195.40	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

*    Expenses are equal to the Fund’s annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Real Estate Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Six Month Period Ending 12/31/13*
Actual	$1,000.00	$ 967.40	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99
* Expenses are equal to the Fund’s annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Small Cap Value Fund
	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Six Month Period Ending 12/31/13*
Actual	$1,000.00	$1,186.40	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80
* Expenses are equal to the Fund’s annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

(unaudited)

General Information on the Funds

Requests for a Prospectus, application, financial information (including past performance figures or any additional information on the Funds), and the available programs may be directed to the Funds’ toll free number at 1-800-472-4266 or by visiting our website at www.strattonfunds.com.

Share Price Information

The Funds’ daily net asset values (“NAV”) can be found on our website at www.strattonfunds.com. Ticker symbols for Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption/Exchange Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Funds have made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to their shareholders and, accordingly, a portion of each Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Funds may not be available until March. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis; however, it may declare and pay dividends more frequently. The Mid Cap Value and Small Cap Value Funds may declare and pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased in non-retirement accounts through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

(unaudited)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-472-4266, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-472-4266, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their accounts on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery
Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

150 South Warner Road, Suite 460

King of Prussia, PA 19406

Please do not send account-related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account-related request.

DIVIDEND NOTICES (unaudited)

December 31, 2013

All percentages are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non- Corporate Taxpayers Received Deduction
Stratton Mid Cap Value Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	2.38%
Stratton Small Cap Value Fund	0.00%

Percentage of Ordinary Dividend Income Qualifying for the Dividend Received Deduction for Corporate Taxpayers
Stratton Mid Cap Value Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	1.76%
Stratton Small Cap Value Fund	0.00%

Percentage of Net Income Distributions paid representing the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004
Stratton Mid Cap Value Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	0.06%
Stratton Small Cap Value Fund	0.00%

Percentage of Short-Term Capital Gain Distributions paid representing the amount of Qualifying Short-Term Capital Gain as created by The American Jobs Creation Act of 2004
Stratton Mid Cap Value Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	100.00%
Stratton Small Cap Value Fund	0.00%

DIRECTORS

Gerald M. Van Horn, CFA, Chairman
Bernard A. Francis, Jr.
Brian G. Peirce
Lois Rothenberger
Frank Thomas
Joel H. Wilson
Harold L. Zuber, Jr.

OFFICERS

Shawn M. Gallagher, CFA
President
*Stratton Mid Cap Value Fund**

Andrew T. DiZio, CFA
President
Stratton Real Estate Fund

Gerald M. Van Horn, CFA
President
Stratton Small Cap Value Fund

Lynne M. Cannon
Chief Compliance Officer &
Chief Financial Officer

Michelle A. Whalen
Assistant Vice President

Patricia L. Sloan
Secretary & Treasurer

**Formerly Stratton Multi-Cap Fund*

INVESTMENT ADVISOR

CUSTODIAN BANK

The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT & DIVIDEND PAYING AGENT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Stratton
MUTUAL FUNDS

Visit Stratton Mutual Funds at www.strattonfunds.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,200 in 2012 and $33,100 in 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,000 in 2012 and $1,000 in 2013. This represents the review of the semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 in 2012 and $3,000 in 2013. These services are related to the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	0%

(d)	Not applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2012 and $0 in 2013.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stratton Real Estate Fund, Inc.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

Date	March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

Date	March 4, 2014

By (Signature and Title)*	/s/ Lynne M. Cannon
Lynne M. Cannon, Chief Financial Officer
(principal financial officer)

Date	March 4, 2014

* Print the name and title of each signing officer under his or her signature.